Exhibit 99.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 17, 2025

CADENCE BANK
(Exact Name of Registrant as Specified in Charter)

Mississippi	11813	64-0117230

(State or Other Jurisdiction of Incorporation)	(FDIC Certificate No.)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804

(Address of Principal Executive Offices)	(Zip Code)

 Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $2.50 par value per share	CADE	New York Stock Exchange

Series A Preferred Stock, $0.01 par value per share	CADE-PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 17, 2025, the Board of Directors (the “Board”) of Cadence Bank (the “Company”), upon recommendation of the Company’s Nominating and Corporate Governance Committee, appointed Fernando Araujo and Alice Rodriguez to the Board. As appointed directors, Mr. Araujo and Ms. Rodriguez will be slated to stand for election at the Company’s 2025 Annual Meeting of Shareholders. As of the date of this filing, Mr. Araujo is expected to serve on the Company’s Credit Risk Committee and Risk Management Committee and Ms. Rodriguez is expected to serve on the Company’s Credit Risk Committee and Nominating and Corporate Governance Committee. Each of Mr. Araujo and Ms. Rodriguez will receive fees consistent with those fees received by the existing non-employee directors for service as a director of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Cadence Bank dated January 21, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE BANK

	By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Senior Executive Vice President and Chief Administrative Officer

Date: January 21, 2025

Exhibit 99.1

News Release	For Immediate Release

Media Contacts:
Danielle Kernell
713-392-7709 direct
danielle.kernell@cadencebank.com

Natalie Barron
713-552-2053 direct
natalie.barron@cadencebank.com

Fernando Araujo and Alice Rodriguez Join Cadence Bank’s Board of Directors

HOUSTON and TUPELO Miss. (Jan. 21, 2025) – Cadence Bank (NYSE: CADE) today announced the appointment of Fernando Araujo and Alice Rodriguez to its board of directors, effective Jan. 17, 2025. Araujo and Rodriguez join the board as independent directors.

Araujo is an accomplished executive with more than 30 years of experience in all aspects of oil and gas upstream operations. He has served as the chief executive officer of Berry Corporation (NASDAQ: BRY), a company engaged in the safe and responsible development and production of conventional oil reserves in the Western United States, since January 2024, and as a director since March 2024. He joined the company in 2020 as executive vice president and chief operating officer. Prior to his time at Berry, Araujo worked for some of the most accomplished brands in the industry, including Schlumberger, Apache Corporation, Repsol S.A. and Shell Oil.

Rodriguez spent over 35 years at JPMorgan Chase & Co. (NYSE: JPM) (and its predecessors) in various executive leadership roles, most recently as head of its community impact organization. Since her retirement from JPMorgan, she has taken on a more active role as co-owner of Kendall Milagro, Inc., a boutique home builder in Dallas. She and her husband co-founded the company more than 20 years ago. Supporting her commitment to minority-driven causes, Rodriguez served as chair of the U.S. Hispanic Chamber of Commerce from 2020-2022 and is currently a board member of Oncor Electric Delivery Company LLC, a privately held regulated electricity transmission and distribution company.

“We are honored to welcome Fernando and Alice to our board of directors,” said Dan Rollins, chairman and chief executive officer of Cadence Bank. “Fernando’s insights and experience in leading diverse teams as well as in asset development and acquisitions within a highly regulated environment will be instrumental in driving our vision to help people, companies and communities prosper. Likewise, Alice’s extensive leadership across all sectors of the banking industry – consumer, business, wealth management, operations and community impact and development, coupled with her experience as a small business operator, will be invaluable to our growth trajectory.”

“I am excited to join the Cadence Bank board of directors,” said Araujo. “Cadence is well-positioned in the industry and shares a similar operational focus on seeking positive outcomes for all stakeholders and leveraging technology to improve efficiencies. I look forward to collaborating with this talented team to drive growth and deliver impactful results while harnessing an entrepreneurial spirit.”

Rodriguez added: “I look forward to using my strategic, operational and execution expertise to positively impact Cadence’s growth journey. Throughout my career, I have always put people and purpose first, and I appreciate the company’s shared commitment to supporting people, companies and communities.”

To learn more, visit CadenceBank.com.

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About Cadence Bank

Cadence Bank (NYSE: CADE) is a leading regional banking franchise with approximately $50 billion in assets and over 350 branch locations across the South and Texas. Cadence provides consumers, businesses and corporations with a full range of innovative banking and financial solutions. Services and products include consumer banking, consumer loans, mortgages, home equity lines and loans, credit cards, commercial and business banking, treasury management, specialized lending, asset-based lending, commercial real estate, equipment financing, correspondent banking, SBA lending, foreign exchange, wealth management, investment and trust services, financial planning and retirement plan management. Additional information about Cadence Bank and its products and services can be found at www.cadencebank.com. Cadence Bank, Member FDIC. Equal Housing Lender.

Forward-Looking Statements

This release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact. The Company cautions readers that certain factors may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein. For a list of factors which could affect the Company’s results, see the Company’s filings with the FDIC and Federal Reserve, including “Item 1A. Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date of this release, even if subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this release.